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                                                                   Exhibit 10.19

                         Amendment #3 to that certain
                   Renewal of and Amendment to that certain
          MICROSOFT WINDOWS 98 "GET CONNECTED" CO-MARKETING AGREEMENT,
 Agreement #1711CU-8230A, Agreement Effective Date July 2, 1998 ("Agreement")

        The purposes of this Amendment is to amend the Agreement to expand it to include the Internet Connection Wizard for Microsoft Windows 20000 software.

        1. All references in the Agreement to Microsoft Windows 98 software whether the reference is to "Microsoft Windows 98", "Windows 98" or "Win98" are hereby deemed to include Microsoft Windows 2000 software in addition to Microsoft Windows 98 software.

        2. Exhibit C (Quarterly Referral Fee Report) is hereby amended to be in the form attached hereto.

        All capitalized terms used but not defined shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

        Please sign both originals of this Amendment and return them to your Account Manager who will arrange for their execution on behalf of Microsoft and return one original to you. Please contact your Account Manager if you have any questions.

        By signing below the parties indicate their agreement with the above terms. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.


AGREED:                                 AGREED:

MICROSOFT CORPORATION

/s/ Mark Chestnut                       /s/ Andrea Hirsch
-----------------------------           -----------------------------
By: Mark Chestnut                       By: Andrea Hirsch

Mark Chestnut                           Andrea Hirsch
-----------------------------           -----------------------------
Name (Printed)                          Name (Printed)
Director, ISP
Network Solutions Group                 EVP General Counsel
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Title                                   Title

      2/22/00                           January 19, 2000
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Date                                    Date